SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 23, 1999

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Pooling and Master Servicing Agreement, dated as of September 1, 1999, relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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             (Exact name of registrant as specified in its charter)


        DELAWARE                     333-79283                 06-1204982
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)




              1285 Avenue of the Americas NEW YORK, NEW YORK 10019
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (212) 713-2000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       OTHER EVENTS

     On September 23, 1999, (the "Closing Date") Fremont Home Loan Trust 1999-3 (the "Trust") issued the Home Loan Asset Backed Certificates, Series 1999-3, Class A-1, Class A-2 and Class B (the "OFFERED CERTIFICATES"), having an aggregate original principal balance of $500,507,334. The Offered Certificates were issued pursuant to a Pooling and Master Servicing Agreement, dated as of September 1, 1999 (the "POOLING AND SERVICING AGREEMENT"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor, Fremont Investment & Loan, as transferor and master servicer, and The Bank of New York, as trustee. The Home Loan Asset Backed Certificates, Series 1999-3, Class X and Class R (together with the Offered Certificates, the "CERTIFICATES") were also issued pursuant to the Pooling and Servicing Agreement. The Certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "TRUST FUND"), the property of which is, as of the Closing Date, primarily comprised of two pools of fixed-rate and adjustable-rate home loans (the "INITIAL POOL 1 LOANS" and the "INITIAL POOL 2 LOANS", and collectively, the "Initial Loans") as described herein which are secured by first lien mortgages, deeds of trust or other similar security instruments.

     The statistical information presented in the Prospectus Supplement, dated September 20, 1999 (the "PROSPECTUS SUPPLEMENT"), concerning the Initial Loans is based on the characteristics of a portion of such Initial Loans as of August 25, 1999. Capitalized terms used in this Form 8-K and not defined herein shall have the meaning assigned to such terms in the Prospectus Supplement. Attached hereto as Exhibit 99 to this Form 8-K is information concerning all of the Initial Loans as of September 1, 1999 (the "CUT-OFF DATE").

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

ITEM 601(A)
OF REGULATION S-K
EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

   (99) Information concerning the final pools of Initial Loans as of the Cut-Off Date

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                    CORPORATION IV


October 1, 1999

                                   By:       /s/   Barbara Dawson
                                          ------------------------------
                                          Name:  Barbara Dawson
                                          Title:  Senior Vice President

                              INDEX TO EXHIBITS



                                                                 PAPER (P) OR
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC
-----------             -----------                               ----------

   (99)          Information concerning the final pools               (E)
                 of Initial Loans as of the Cut-Off Date